AIRPORT SYSTEMS INTERNATIONAL, INC.
                          REGISTRATION RIGHTS AGREEMENT


      This Agreement is made as of February 7, 2000, by and among Airport Systems International, Inc., a Kansas corporation ("ASII"), Chris I. Hammond, William D. Cook and Larry C. Klusman (each of them, an "Investor" and collectively, the "Investors").

      WHEREAS, pursuant to that certain Stock Purchase Agreement to be entered into by and among ASII, DCI, Inc., ("DCI") and the Investors (the "Stock Purchase Agreement"), ASII shall purchase all of the issued and outstanding stock of DCI from Investors (the "Acquisition") and the Investors shall receive, as partial consideration for such stock, common stock of ASII, par value $.01 per share ("ASII Common Stock"), resulting in the issuance of an aggregate of 150,000 shares of ASII Common Stock.

      WHEREAS, pursuant to the terms of the Stock Purchase Agreement, the Investors shall be granted certain registration rights and ASII shall register the ASII Common Stock received by the Investors for resale pursuant to the terms set forth in this Agreement (the "Requested Registration").

      NOW, THEREFORE, in consideration of the mutual covenants, conditions, and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

      Section 1.  Definitions.   The   definitions  set  forth  in  the  Stock
Purchase Agreement will apply to terms used in this Agreement. In addition, the following terms shall have the following meanings:

            (a) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

            (b) "Register," "registered" and "registration" refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, and compliance with applicable state securities laws of such states in which the Investors notify ASII of their intention to offer Registrable Securities.

            (c) "Registrable Securities" means all of the following, to the extent the same have not been sold to the public, any and all ASII Common Stock issued to the Investors pursuant to the Stock Purchase Agreement, or
      (ii) stock issued in respect of stock referred to in (i) above in any reorganization; or (iii) stock issued in respect of the stock referred to in (i) or (ii) as a result of a stock split, stock dividend, recapitalization or combination. Notwithstanding the foregoing, Registrable Securities shall not include otherwise Registrable Securities
      (i) sold to or through a broker in a transaction pursuant to Rule 144 or otherwise exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(l) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (ii) as to which the registration rights have been terminated pursuant to this Agreement.

            (d) "Rule 144" means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the SEC from time to time.

            (e) "Securities Act" means the Securities Act of 1933, as amended.

      Section 2.  DEMAND REGISTRATION.

      (a)   DEMAND BY THE INVESTORS

            (i) Subject to (ii) and (iii) below, at any time during the Demand Period, as defined in Section 8 below, ASII, upon the written demand of the Investors, will, as soon as is practicable, use commercially reasonable efforts to effect the registration under the Securities Act of that number of shares of the Registrable Securities as are specified by the Investors in such written demand.

            (ii) ASII's obligations under this Section 2(a) shall be subject to the limitations set forth below, and ASII (i) shall not be obligated to cause any special audit to be undertaken in connection with any registration under this Section 2(a), (ii) at its sole discretion may offer a right to participate in such registration statement to other holders of ASII's securities, and may itself participate in such registration, (iii) shall be entitled to postpone for a reasonable period of time, but not in excess of ninety (90) days, the filing of any registration statement otherwise required to be prepared pursuant to this
Section 2(a) if ASII is, at such time, conducting or about to conduct an underwritten public offering of equity securities (or securities convertible into equity securities) and is advised in writing by its managing underwriter that such offering would in its opinion be adversely affected by the registration so requested and (iv) shall be entitled to postpone such requested registration for up to one hundred twenty (120) days if ASII determines reasonably and in good faith, in view of the advisability of deferring public disclosure of material corporate developments or other information, that such registration and the disclosure required to be made pursuant thereto would not be in the best interests of ASII at such time.

            (iii) The Investors are entitled to make only one demand for registration of the Registrable Securities under this Agreement. ASII's obligation to register the Registrable Securities hereunder shall terminate at such time as a registration demanded pursuant to this Section 2(a) is deemed effective.

      (b) REGISTRATION STATEMENT FORM. If any registration demanded pursuant to this Section 2 which is proposed by ASII to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise ASII in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

      Upon execution of this Agreement, ASII shall use its reasonable efforts to register the Registrable Securities when demanded by the Investors, for resale on or before the expiration of the Demand Period; PROVIDED, HOWEVER, that ASII shall not be obligated to register the Registrable Securities in any particular state in which ASII would be required to: (i) qualify to do business as a foreign corporation and where it would not otherwise be required to so qualify,
(ii) subject itself to taxation in any such jurisdiction, or (iii) execute a general consent to service of process in any such jurisdiction.

      The registration of the Registrable Securities pursuant to this Agreement shall not relieve the Investors of their respective obligations pursuant to the terms of the Stock Purchase Agreement.

      Section 3. EXPENSES OF REGISTRATION. In addition to the fees and expenses contemplated by Section 4 hereof, all expenses incurred in connection with the registration pursuant to Section 2 hereof, including without limitation all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for ASII, and expenses of any special audits of ASII's financial statements incidental to or required by such registration, shall be borne by ASII, except that ASII shall not be required to pay (a) any fees and expenses in order to amend or supplement the registration statement or prospectus to reflect donees or pledges pursuant to Section 4(b) and (b) any underwriters' fees, discounts or commissions relating to the sale of the Registrable Securities. ASII shall not, under any circumstances, be required in connection with a registration hereunder, to (x) conduct any road shows or similar sales efforts for the Investors, (y) pay any expenses to the Investors for any road shows or similar sales efforts, or (z) pay any fees and disbursements of counsel(s) for the Investors.

      Section 4. REGISTRATION PROCEDURES. In the case of the registration effected by ASII pursuant to this Agreement, ASII will keep each of the Investors advised in writing as to the initiation of registration and as to the completion thereof. At its expense, ASII will use reasonable efforts to:

            (a) keep such registration pursuant to Section 2 continuously effective for such reasonable period as necessary to permit the Investors to complete the distribution in the manner requested by the Investors and described in the registration statement relating thereto, but in no event beyond the date that is one year from the Closing Date of the Acquisition;

            (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act, excluding any supplement or amendment required to name donees or pledgees of Investors, and to keep such registration statement effective for the applicable period of time specified in Section 4(a) above;

            (c) furnish such number of prospectuses and other documents incident thereto as any of the Investors from time to time may reasonably request and assist the Investors in satisfying their prospectus delivery obligations by furnishing to any national securities exchange, including the American Stock Exchange ("AMEX"), on which the Registrable

      Securities are then listed, copies of the prospectus and each amendment or supplement thereto in accordance with Rule 153 under the Securities Act (or any comparable rule then in existence);

            (d) obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction;

            (e) subject to Section 2(b), register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any of the Investors reasonably require, and keep such registration or qualification effective for the applicable period specified in Section 4(a) above;

            (f)   cause   all   Registrable   Securities   covered   by   such
      registrations to be listed on AMEX;

            (g) notify each of the Investors promptly of any request by the SEC for the amending or supplementing of the registration statement or prospectus or for additional information;

            (h) advise each of the Investors, after ASII receives notice or obtains knowledge of the issuance, of any order by the SEC suspending the effectiveness of the registration statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if such stop order should be issued;

            (i) use its best efforts to timely file with the SEC all of the reports it is required to file under the Exchange Act as a prerequisite to availability of Form S-3; and

            (k) notify each Investor at any time a prospectus covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

      Section 5. REGISTRATION COVENANTS OF THE INVESTORS. In consideration of the benefits accruing to them pursuant to this Agreement and in addition to their other obligations set forth in this Agreement, each of the Investors' covenants and agrees to:

            (a) cooperate with ASII, its counsel, advisors and other representatives, and comply with all applicable provisions of law (including without limitation the prospectus delivery requirements of the Securities Act and Rule 10b-5 and Regulation M under the Exchange Act) in connection with any registration effected pursuant to the provisions of this Agreement;

            (b) promptly provide to ASII, in writing, such information as ASII or its counsel deems necessary or appropriate for inclusion in the registration statement, which information, when given, shall be true and correct in all material respects and shall not omit any information necessary to make the information furnished not misleading;

            (c) execute all questionnaires, custody agreements, powers of attorney or other documents as ASII may reasonably request;

            (d)   discontinue    sales   of   Registrable    Securities   upon
      notification of any stop order or suspension of the effectiveness of the registration statement;

            (e) notify ASII immediately upon any material change in the plan of distribution or other information concerning any of the Investors described in the prospectus;

            (f) discontinue sales of Registrable Securities and use of the related prospectus following notification by ASII that the registration statement must be amended or supplemented;

            (g)   not  use  any   prospectus   other  than  the  most   recent
      prospectus related to the registration statement;

            (h) upon presentation of a stock certificate representing Registrable Securities sold under the registration statement, certify that the sale was made in accordance with the terms hereof and the plan of distribution described in the Registration Statement; and

            (i) notify ASII of any request by the SEC or any state securities commission or agency for additional information or for such registration statement or prospectus to be amended or supplemented.

      In the event that an Investor fails to comply in any material respect with its obligations pursuant to Sections 5(a) through (c), any Registrable Securities held by such Investor may be excluded from the registration statement and all of such Investor's rights pursuant to the Agreement shall terminate. In the even that an Investor fails to comply in any material respect with its obligations pursuant to Sections 5(d) through (i), all of such Investor's rights pursuant to this Agreement shall terminate other than with respect to Registrable Shares then registered on a Registration Statement.

      Section 6.  INDEMNIFICATION.

            (a) ASII shall indemnify and hold harmless each of the Investors against any losses, claims, damages or liabilities, joint or several, to which such Investor may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by ASII of any rule or regulation promulgated under the Securities Act or any state securities law applicable to ASII and relating to action or inaction required of ASII in connection with any such registration, and will reimburse each such Investor for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that ASII will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on (i) the failure of any Investor to comply in any material respect with its obligations pursuant to Sections 5(d) through (i), or (ii) any untrue statement or omission based upon information furnished to or requested by ASII by or from any Investor for use therein.

            (b) Each Investor will, if Registrable Securities held by or issuable to such Investor are included in the securities as to which such registration is being effected, indemnify and hold harmless ASII, each of its directors and officers, each person who controls ASII, and each other Investor, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) the failure of any Investor to comply in any material respect with its obligations pursuant to Sections 5(d) through (i), or (ii) any untrue statement (or alleged statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse ASII, each person who controls ASII, such directors or officers, or such other Investors for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to or requested by ASII by or from such Investor specifically for use therein; PROVIDED, HOWEVER, the total amount for which any Investor shall be liable under this Section 6(b) shall not in any event exceed the aggregate proceeds received by such Investor from the sale of Registrable Securities sold by such Investor in such registration.

            (c) Each party entitled to indemnification under this Section 6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a full and unconditional release from all liability in respect of such claim or litigation.

            (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Investor shall be obligated to contribute pursuant to this Section 6(d) shall be limited to an amount equal to the proceeds to such Investor of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Investor has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities).

            (e) The indemnification provided by this Section 6 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

      Section 7. CERTIFICATE LEGENDS. Within five (5) business days after a registration statement filed under Section 2 hereof becomes effective, ASII will notify each Investor. Upon receipt of such notice, each Investor may return its certificate representing the Registrable Securities and request that ASII issue a new certificate in such Investor's name free of any restrictive legend relating to compliance with federal securities laws and ASII shall take all reasonable steps to do so; PROVIDED, HOWEVER, that ASII shall only be obligated to remove the legend for that number of Registrable Securities which any Investor represents is being sold pursuant to the registration statement.

      Section 8. TERMINATION OF RIGHTS. All rights of the Investors to demand registration of the Registrable Securities under this Agreement shall exist during the period (the "Demand Period") commencing on the date hereof and terminating at 5:00 P.M. Eastern time on the date one year after the date hereof.

      Section 9. REPRESENTATIONS AND WARRANTIES OF ASII. ASII represents and warrants to the Investors as follows:

            (a) The execution, delivery and performance of this Agreement by ASII has been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other government agency, the Articles of Incorporation or the Bylaws of ASII or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of ASII.

            (b) This Agreement has been duly executed and delivered by ASII and constitutes the legal, valid and binding obligation of ASII, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally, and (ii) the availability of equitable remedies as such remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought in a proceeding in equity or at law).

      Section 10. MISCELLANEOUS.

            (a)   AMENDMENTS.   This  Agreement  may  be  amended  only  by  a
      writing signed by ASII and all of the Investors.

            (b) COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute a single instrument.

            (c) NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and may be sent by facsimile transmission (with written confirmation of successful transmission), by registered or certified mail, postage prepaid, or delivered by hand or by messenger, addressed (a) if to an Investor, at such Investor's address set forth on the books of ASII, or at such other address as such Investor shall have furnished to ASII in writing pursuant to this Section, or (b) if to ASII, to ASII's then current executive office address, or at such other address as ASII shall have furnished to the Investors pursuant to this Section. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by registered or certified mail or facsimile transmission, upon its receipt.

            (e) SEVERABILITY. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

            (f) DILUTION. If, and as often as, there is any change in the ASII Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the ASII Common Stock as so changed.

            (g) SPECIFIC PERFORMANCE. The parties hereto acknowledge that they will be irreparably damaged in the event that this Agreement is not specifically enforced. Upon any breach threatened, breach of the terms, covenants or conditions of this Agreement by any party hereto, the other party shall, in addition to all other remedies, be entitled to a temporary permanent injunction, without showing any actual damage or posting any bond, or a decree for specific performance, in accordance with the provisions hereof.

            (h) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Kansas without regard to principles of conflict of law.

            (i) ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Investors without the prior written consent of ASII. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

            (j) ENTIRE AGREEMENT. This Agreement and the other documents referred to herein and therein contain the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, promises, warranties, covenants or undertakings concerning the subject matter other than those expressly set forth in this Agreement. This Agreement supercedes all prior negotiations, agreements and undertakings between the parties with respect to such subject matter.

      IN WITNESS HEREOF, the parties hereto have duly executed this Agreement as of the date first written above.


AIRPORT SYSTEMS INTERNATIONAL, INC.



__________________________________
Keith Cowan, President



INVESTORS


__________________________________
Chris I. Hammond


__________________________________
William D. Cook


__________________________________
Larry C. Klusman